1st Quarter 2017 Earnings Highlights April 27, 2017 Michael C. Rechin President Chief Executive Officer Mark K. Hardwick Executive Vice President Chief Financial Officer Chief Operating Officer John J. Martin Executive Vice President Chief Credit Officer

This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2 Forward-Looking Statements

3 1st Quarter 2017 Highlights  Earnings Per Share of $ .56, a 30.2% Increase over 1Q2016  $23.2 Million of Net Income, a 31.1% Increase over 1Q2016  Total Assets of $7.3 Billion Grew Organically by 7.8% over 1Q2016  1.29% Return on Average Assets; 10.15% Return on Average Equity  52.61% Efficiency Ratio Definitive Agreements Announced  The Arlington Bank on January 25, 2017  Independent Alliance Banks, Inc. on February 17, 2017

Mark K. Hardwick Executive Vice President Chief Financial Officer and Chief Operating Officer

Total Assets 2015 2016 Q1-’16 Q1-’17 1. Investments $1,277 $1,305 $1,271 $1,327 2. Loans Held for Sale 10 3 4 1 3. Loans 4,694 5,140 4,710 5,275 4. Allowance (62) (66) (62) (68) 5. CD&I & Goodwill 260 259 262 258 6. BOLI 201 202 201 203 7. Other 381 369 413 330 8. Total Assets $6,761 $7,212 $6,799 $7,326 Annualized Asset Growth 6.7% 6.3%* 5 *Annualized from 12.31.2016

Commercial & Industrial 23.9% Commercial Real Estate Owner-Occupied 10.4% Commercial Real Estate Non-Owner Occupied 27.0% Construction Land & Land Development 6.4% Agricultural Land 2.8% Agricultural Production 1.5% Public Finance/Other Commercial 4.6% Residential Mortgage 14.0% Home Equity 8.0% Other Consumer 1.4% YTD Yield = 4.63% Total Loans = $5.3 Billion Loan and Yield Detail (as of 3/31/2017) 6

Mortgage-Backed Securities 31% Collateralized Mortgage Obligations 20% U. S. Agencies 2% Corporate Obligations 1% Corporate Equities 1% Tax-Exempt Municipals 45% Investment Portfolio (as of 3/31/2017)  $1.3 Billion Portfolio  Modified duration of 4.9 years  Tax equivalent yield of 3.88%  Net unrealized gain of $24.2 Million 7

8 Total Liabilities and Capital ($ in Millions) 2015 2016 Q1-’16 Q1-’17 1. Customer Non-Maturity Deposits $4,096 $4,428 $4,140 $4,426 2. Customer Time Deposits 880 747 841 789 3. Brokered Deposits 314 381 330 420 4. Borrowings 446 572 420 587 5. Other Liabilities 51 60 79 53 6. Hybrid Capital 123 122 122 122 7. Common Equity 851 902 867 929 8. Total Liabilities and Capital $6,761 $7,212 $6,799 $7,326

Deposit Detail (as of 3/31/2017) YTD Cost = .39% Total = $5.6 Billion 9 Demand Deposits 51% Savings Deposits 28% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits of <$100,000 8% Brokered Deposits 7%

11.37% 11.22% 11.31% 11.49% 11.42% 11.39% 11.05% 11.10% 11.16% 9.21% 8.95% 9.17% 9.08% 9.26% 9.43% 9.48% 9.24% 9.50% 15.12% 14.92% 14.85% 14.94% 14.79% 14.67% 14.18% 14.21% 14.24% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 8.50%) 10 Capital Ratios (Target) (Target) (Target)

3.78% 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.61% 3.65% 3.71% 3.62% 3.66% 3.65% 3.70% 3.72% 3.72% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $38 $42 $46 $50 $54 $58 $62 $66 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion 11 Net Interest Margin ($ in Millions) Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Net Interest Income - FTE $ 49.2 $ 51.7 $ 53.3 $ 53.2 $ 57.6 $ 59.2 $ 61.1 $ 62.1 $ 64.9 Fair Value Accretion $ 2.2 $ 2.2 $ 2.0 $ 1.9 $ 2.5 $ 3.2 $ 3.8 $ 2.9 $ 4.3 Tax Equivalent Yield on Earning Assets 4.24% 4.26% 4.30% 4.20% 4.28% 4.30% 4.37% 4.32% 4.42% Cost of Supporting Liabilities 0.46% 0.45% 0.45% 0.45% 0.45% 0.44% 0.43% 0.42% 0.44% Net Interest Margin 3.78% 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98%

12 Non-Interest Income – – – – – – – – – 2015 2016 Q1-’16 Q1-’17 1. Service Charges on Deposit Accounts $16.2 $17.8 $ 4.1 $ 4.2 2. Wealth Management Fees 11.3 12.6 3.1 3.4 3. Insurance Commission Income 4.1 4. Card Payment Fees 13.4 15.0 3.8 3.7 5. Cash Surrender Value of Life Ins 2.9 4.3 1.5 0.9 6. Gains on Sales Mortgage Loans 6.5 7.1 1.5 1.3 7. Securities Gains/Losses 2.7 3.4 1.0 0.6 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. Other 3.1 5.0 0.8 0.8 11. Total $69.8 $65.2 $15.8 $14.9 ($ in Millions)

13 Non-Interest Expense 2015 2016 Q1-’16 Q1-’17 1. Salary & Benefits $101.9 $102.6 $ 27.3 $ 25.7 2. Premises & Equipment 25.5 29.5 7.3 7.0 3. Core Deposit Intangible 2.8 3.9 1.0 0.9 4. Professional & Other Outside Services 9.9 6.5 2.2 1.7 5. OREO/Credit-Related Expense 3.9 2.9 0.7 0.5 6. FDIC Expense 3.7 3.0 1.0 0.6 7. Outside Data Processing 7.1 9.2 2.1 2.6 8. Marketing 3.5 3.0 0.7 0.6 9. Other 16.5 16.7 4.1 3.5 10. Non-Interest Expense $174.8 $177.3 $ 46.4 $43.1 ($ in Millions)

14 2015 2016 Q1-’16 Q1-’17 1. Net Interest Income $196.4 $226.5 $ 54.5 $ 61.0 2. Provision for Loan Losses (0.4) (5.7) (0.6) (2.4) 3. Net Interest Income after Provision 196.0 220.8 53.9 58.6 4. Non-Interest Income 69.8 65.2 15.8 14.9 5. Non-Interest Expense (174.8) (177.3) (46.4) (43.1) 6. Income before Income Taxes 91.0 108.7 23.3 30.4 7. Income Tax Expense (25.6) (27.6) (5.6) (7.2) 8. Net Income Avail. for Distribution $ 65.4 $ 81.1 $ 17.7 $ 23.2 9. EPS $ 1.72 $ 1.98 $ 0.43 $ 0.56 10. Efficiency Ratio 61.19% 56.51% 61.78% 52.61% Earnings ($ in Millions)

2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .49 $ .51 $ .55 $ 1.98 2. Dividends $ .11 $ .14 $ .14 $ .15 $ .54 3. Tangible Book Value $15.02 $15.53 $15.86 $15.85 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 – – – $ .56 2. Dividends $ .15 – – – $ .15 3. Tangible Book Value $ 16.49 – – – 15 Per Share Results

$9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.49 Dividends and Tangible Book Value 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 .11 .01 .03 .05 .14 .15 1.53% Forward Dividend Yield 26.8% Dividend Payout Ratio = Quarterly Dividends Tangible Book Value .08 16

John J. Martin Executive Vice President and Chief Credit Officer

18 Loan Portfolio Trends •Net $69 million Construction and CRE NOO growth •Combined 4.1% Q1 growth ($ in Millions) 2015 2016 Q1-'16 Q1-'17 $ % $ % 186.1 186.1 1. Commercial & Industrial 1,057$ 1,195$ 1,061$ 1,259$ 64$ 5.4% 198$ 18.7% 2. Construction, Land and Land Development 367 419 392 337 (82) (19.6%) (55) (14.0%) 3. CRE Non-Owner Occupied 1,090 1,272 1,106 1,423 151 11.9% 317 28.7% 4. CRE Owner Occupied 554 531 544 549 18 3.4% 5 0.9% 5. Agricultural Production 98 80 92 77 (3) (3.8%) (15) (16.3%) 6. Agricultural Land 158 149 155 146 (3) (2.0%) (9) (5.8%) 7. Residential Mortgage 786 739 770 738 (1) (0.1%) (32) (4.2%) 8. Home Equity 349 419 354 424 5 1.2% 70 19.8% 9. Public Finance/Other Commercial 160 258 162 244 (14) (5.4%) 82 50.6% 10. Other Consumer 75 78 74 78 0 0.0% 4 5.4% 11. otal Loans 4,694$ 5,140$ 4,710$ 5,275$ 135$ 2.6% 565$ 12.0% 12. Constructi n Concentration 1 49.6% 52.3% 52.3% 41.1% 13. Investment RE Concentration 1 197.0% 211.2% 200.3% 214.9% 1As a % of Risk Based Capital Change Change Year End Year Over Year

19 Asset Quality Summary ($ in Millions) 2015 2016 Q1-'16 Q1-'17 $ % $ % 1. Non-Accrual Loans 31.4$ 30.0$ 36.7$ 27.9$ (2.1)$ (7.0%) (8.8)$ (24.0%) 2. Other Real Estate 17.3 9.0 15.6 8.3 (0.7) (7.8%) (7.3) (46.8%) 3. Renegotiated Loans 1.9 4.7 1.0 0.9 (3.8) (80.9%) (0.1) (10.0%) 4. 90+ Days Delinquent Loans 0.9 0.1 1.0 0.1 0.0 0.0% (0.9) (90.0%) 5. Total NPAs & 90+ Days Delinquent 51.5$ 43.8$ 54.3$ 37.2$ (6.6)$ (15.1%) (17.1)$ (31.5%) 6. Total NPAs & 90+ Days/Loans & ORE 1.1% 0.9% 1.2% 0.7% 7. Classified Assets 171.8$ 174.1$ 170.9$ 173.9$ (0.2)$ (0.1%) 3.0$ 1.8% 8. Criticized Assets (includes Classified) 275.0$ 292.6$ 305.8$ 304.3$ 11.7$ 4.0% (1.5)$ (0.5%) Change Change Year End Year over Year

20 Non-Performing Asset Reconciliation ($ in Millions) Q2-'16 Q3-'16 Q4-'16 Q1-'17 1. Beginning Balance NPAs & 90+ Days Delinquent 54.3$ 51.5$ 49.9$ 43.8$ Non-Accrual 2. Add: New Non-Accruals 3.6 6.0 4.3 2.5 3. Less: To Accrual/Payoff/Renegotiated (4.5) (3.2) (6.5) (2.6) 4. Less: To OREO (0.2) (0.4) (0.9) (0.5) 5. Less: Charge-offs (2.0) (1.9) (1.0) (1.5) 6. Increase / (Decrease): Non-Accrual Loans (3.1) 0.5 (4.1) (2.1) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.2 0.4 0.9 0.5 8. Less: ORE Sold (2.1) (3.1) (1.5) (1.0) 9. Less: ORE Losses (write-downs) (0.5) (0.3) (0.6) (0.2) 10. Increase / (Decrease): ORE (2.4) (3.0) (1.2) (0.7) 11. Increase / (Decrease): 90+ Days Delinquent (0.6) 1.2 (1.5) 0.0 12. Increase / (Decrease): Renegotiated Loans 3.3 (0.3) 0.7 (3.8) 13. Total NPAs & 90+ Days Delinquent Change (2.8) (1.6) (6.1) (6.6) 14. Ending Balance NPAs & 90+ Days Delinquent 51.5$ 49.9$ 43.8$ 37.2$

21 ALLL and Fair Value Summary ($ in Millions) Q2-'16 Q3-'16 Q4-'16 Q1-'17 1. Beginning Allowance for Loan Losses (ALLL) 62.1$ 62.2$ 63.5$ 66.0$ 2. Net Charge-offs (Recoveries) 0.7 0.6 (0.1) 0.2 3. Provision Expense 0.8 1.9 2.4 2.4 4. Ending Allowance for Loan Losses (ALLL) 62.2 63.5 66.0 68.2 5. Fair Value Adjustment (FVA) 42.3 37.9 34.9 30.6 6. Total ALLL plus FVA 104.5 101.4 100.9 98.8 7. Purchased Loans plus FVA 863.4 771.6 700.4 639.3 8. Specific Reserves 2.1 1.6 0.9 1.2 9. ALLL/Non-Accrual Loans 185.3% 186.1% 220.1% 244.4% 10. ALLL/Non-Purchased Loans 1.56% 1.50% 1.47% 1.46% 11. ALLL/Loans 1.29% 1.28% 1.28% 1.29% 12. ALLL & FVA/Total Loan Balances plus FVA1 2.15% 2.02% 1.95% 1.86% 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk

22 Asset Quality & Portfolio Summary  Strong quarterly loan growth of $135 million led by C&I and CRE.  Construction and CRE portfolios are 41% and 215% of risk-based capital, respectively; well beneath regulatory guidelines.  Total NPAs & 90 days decreased $6.6 million this quarter dropping to .7% of loans and ORE.  Provision expense of $2.4 million for growth in loan portfolio.  ALLL to Loans of 1.29% and to Non-Purchased Loans of 1.46%.

Michael C. Rechin President and Chief Executive Officer

24 FMC Strategy and Tactics Overview Looking Forward . . .  Execute on Closing and Integrating The Arlington Bank and Independent Alliance Bank, Inc. Transactions  Continue to Win in our Markets – Geographic Community-Based Banking Model  Continue Focus on Treasury Management Services for Deposit and Fee Generation  Exploit Back-Office Infrastructure for Efficiency and Operating Leverage  Build Out Specialty Finance Businesses and Lending Verticals  Persistently Focus on Banking Center Optimization in Alignment with Digital Channels Migration  Prepare to Successfully Cross the $10 Billion Asset Level “Responsive, Knowledgeable, High-Performing”

25 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com

Appendix

First Merchants Corporation FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	739,658	749,955	766,984	850,509	867,263	887,550	900,865	901,657	929,470
Adjust for Accumulated Other Comprehensive (Income) Loss[a]	1,915	6,490	3,614	1,362	(2,066)	(7,035)	(3,924)	13,581	3,722
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	56,827	56,827	51,827	55,776	55,236	55,296	55,355	55,415	55,474
Less: Tier 1 Capital Deductions	(4,381)	(2,371)	(3,418)	(2,516)	(1,999)	(1,828)	(1,440)	(376)	(80)
Less: Disallowed Goodwill and Intangible Assets	(205,818)	(208,980)	(208,749)	(247,006)	(250,367)	(249,932)	(249,541)	(249,104)	(250,493)
Less: Disallowed Servicing Assets									
Less: Disallowed Deferred Tax Assets	(1,786)	(1,581)	(1,144)	(1,677)	(2,998)	(2,743)	(2,161)	(564)	(320)
Total Tier 1 Capital (Regulatory)	$ 586,290	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	58,688	60,865	62,012	62,453	62,086	62,186	63,456	66,037	68,225
Total Risk-Based Capital (Regulatory)	$ 709,978	$ 726,080	$ 736,001	$ 783,776	$ 792,030	$ 808,369	$ 827,485	$ 851,521	$ 870,873
Net Risk-Weighted Assets (Regulatory)	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112
Total Risk-Based Capital Ratio (Regulatory)	**15.12%**	**14.92%**	**14.85%**	**14.94%**	**14.79%**	**14.67%**	**14.18%**	**14.21%**	**14.24%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 586,290	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648
Less: Qualified Capital Securities	(56,827)	(56,827)	(51,827)	(55,776)	(55,236)	(55,296)	(55,355)	(55,415)	(55,474)
Add: Additional Tier 1 Capital Deductions	4,381	2,371	3,418	2,516	1,999	1,828	1,440	376	80
Less: Preferred Stock									
Common Equity Tier 1 Capital (Regulatory)	$ 533,844	$ 545,759	$ 560,580	$ 603,063	$ 611,707	$ 627,715	$ 645,114	$ 665,445	$ 682,254
Net Risk-Weighted Assets (Regulatory)	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.37%**	**11.22%**	**11.31%**	**11.49%**	**11.42%**	**11.39%**	**11.05%**	**11.10%**	**11.16%**

[a] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

First Merchants Corporation
FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17
Total Stockholders' Equity (GAAP)	$ 739,658	$ 749,955	$ 766,984	$ 850,509	$ 867,263	$ 887,550	$ 900,865	$ 901,657	$ 929,470
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(218,033)	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)
Tangible Common Equity (non-GAAP)	$ 521,500	$ 529,634	$ 547,356	$ 590,620	$ 605,339	$ 626,603	$ 640,896	$ 642,666	$ 671,382
Total Assets (GAAP)	$ 5,877,521	$ 6,140,308	$ 6,189,797	$ 6,761,003	$ 6,798,539	$ 6,906,418	$ 7,022,352	$ 7,211,611	$ 7,326,193
Less: Intangibles Assets	(218,033)	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)
Tangible Assets (non-GAAP)	$ 5,659,488	$ 5,920,112	$ 5,970,294	$ 6,501,239	$ 6,536,740	$ 6,645,596	$ 6,762,508	$ 6,952,745	$ 7,068,230
Tangible Common Equity Ratio (non-GAAP)	**9.21%**	**8.95%**	**9.17%**	**9.08%**	**9.26%**	**9.43%**	**9.48%**	**9.24%**	**9.50%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 867,263	$ 887,550	$ 900,865	$ 901,657	$ 929,470
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	6,753	6,453	6,204	5,930	5,659
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 612,092	$ 633,056	$ 647,100	$ 648,596	$ 677,041
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,749,340	40,772,896	40,799,025	40,912,697	41,047,543
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.02**	**$ 15.53**	**$ 15.86**	**$ 15.85**	**$ 16.49**

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FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

29 Appendix – Non-GAAP Reconciliation FORWARD DIVIDEND YIELD 1Q17 Most recent quarter's dividend per share $ 0.15 Most recent quarter's dividend per share - Annualized $ 0.60 Stock Price at 3/31/17 $ 39.32 Forward Dividend Yield 1.53% DIVIDEND PAYOUT RATIO 2017 Dividends per share $ 0.15 Earnings Per Share $ 0.56 Dividend Payout Ratio 26.8% EFFICIENCY RATIO (dollars in thousands): 2015 1Q16 2016 1Q17 Non Interest Expense (GAAP) 174,806$ 46,475$ 177,359$ 43,099$ Less: Core Deposit Intangible Amortization (2,835) (978) (3,910) (903) Less: OREO and Foreclosure Expenses (3,956) (751) (2,877) (531) Adjusted Non Interest Expense (non-GAAP) 168,015 44,746 170,572 41,665 Net Interest Income (GAAP) 196,404 54,455 226,473 60,999 Plus: Fully Tax ble Equivalent Adjustment 10,975 3,136 13,541 3,950 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 207,379 57,591 240,014 64,949 Non Interest Income (GAAP) 69,868 15,837 65,203 14,846 Less: Investment Securities Gains (Losses) (2,670) (997) (3,389) (598) Adjusted Non Interest Income (non-GAAP) 67,198 14,840 61,814 14,248 Adjusted Revenue (non-GAAP) 274,577 72,431 301,828 79,197 Efficiency Ratio (non-GAAP) 61.19% 61.78% 56.51% 52.61%

30 Appendix – Non-GAAP Reconciliation CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands): 2015 2016 1Q16 1Q17 Total Risk-Based Capital (Subsidiary Bank Only) Total Stockholders' Equity (GAAP) 927,774$ 973,641$ 945,283$ 993,130$ Adjust for Accumulated Other Comprehensive (Income) Loss 1 (579) 9,701 (4,566) 8,226 Less: Preferred Stock (125) (125) (125) (125) Less: Tier 1 Capital Deductions (1,903) - (1,805) - Less: Disallowed Goodwill and Intangible Assets (246,558) (248,656) (249,919) (250,047) Less: Disallowed Deferred Tax Assets (1,269) - (2,708) - Total Tier 1 Capital (Regulatory) 677,340 734,561 686,160 751,184 Allowance for Loan Losses includible in Tier 2 Capital 62,453 66,037 62,086 68,225 Total Risk-Based Capital (Regulatory) 739,793$ 800,598$ 748,246$ 819,409$ Construction, Land and Land Development Loans 366,704$ 418,703$ 391,621$ 336,931$ Concentration as a % of the Bank's Risk-Based Capital 49.6% 52.3% 52.3% 41.1% Construction, Land and Land Development Loans 366,704$ 418,703$ 391,621$ 336,931$ Investment Real Estate Loans 1,090,573 1,272,415 1,107,288 1,423,792 Total Construction and Investment RE Loans 1,457,277$ 1,691,118$ 1,498,909$ 1,760,723$ Concentration as a % of the Bank's Risk-Based Capital 197.0% 211.2% 200.3% 214.9% 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans. ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands): 2Q16 3Q16 4Q16 1Q17 L ans Held for Sale (GAAP) 18,854$ 1,482$ 2,929$ 1,262$ Loans (GAAP) 4, 91,429 4,973,844 5,139,645 5,274,909 T tal Loans 4,810,283 4, 75,326 5,142,574 5,276,171 Less: Purchased Loans (821,158) (733,715) (665,417) (608,724) Non-Purchased Loans (non-GAAP) 3,989,125$ 4,241,611$ 4,477,157$ 4,667,447$ Allowance for Loan Losses (GAAP) 62,186$ 63,456$ 66,037$ 68,225$ Fair Value Adjustme t (FVA) (GAAP) 42,291 37,898 34,936 30,623 Allowance plus FVA (non-GAAP) 104,477$ 101,354$ 100,973$ 98,848$ Total Loans 4,810,283$ 4,975,326$ 5,142,574$ 5,276,171$ Fair Value Adjustment (FVA) (GAAP) 42,291 37,898 34,936 30,623 Total Loans plus FVA (non-GAAP) 4,852,574$ 5,013,224$ 5,177,510$ 5,306,794$ Allowance as a Percentage of Non-Purchased Loans (non-GAAP) 1.56% 1.50% 1.47% 1.46% Allowance plus FVA as a Percentage of Total Loans plus FVA (non-GAAP) 2.15% 2.02% 1.95% 1.86%